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                                  UNITED STATES
                       SECURITIES AND EXCAHNGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     Of the Securities Exchange Act of 1934

                                JANUARY 27, 1999

                Date of Report (Date of earliest event recorded)

                                BB&T CORPORATION

             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER: 1-10853

               NORTH CAROLINA                         56-0939887
          (State of Incorporation)        (I.R.S. Employer Identification No.)

           200 WEST SECOND STREET
        WINSTON-SALEM, NORTH CAROLINA                    27101

    (Address of Principal Executive Offices)           (Zip Code)

                                 (336) 733-2000
              (Registrant's Telephone Number, Including Area Code)

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                           This Form 8-K has 38 pages.



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Item 5. Other Events

         The purpose of this Current Report on Form 8-K is to announce that BB&T Corporation ("BB&T") has entered into a definitive agreement to acquire First Citizens Corporation of Newnan, Georgia ("First Citizens") and to file certain analyst presentation materials related to this transaction as Exhibit 99.1.

         The acquisition of First Citizens (OTC:FSTC) will represent BB&T's first entry into the state of Georgia and move BB&T into the metropolitan Atlanta area, a rapidly growing region with a population of 3.14 million people. Atlanta is the largest metropolitan statistical area in the Southeast and is a major financial center in the Eastern United States.

         The transaction, approved by the boards of directors of both companies, is expected to be accounted for as a pooling of interests. First Citizens' shareholders will receive 1.0789 BB&T shares for each First Citizens share held. Based on BB&T's January 25, 1999 closing price, First Citizens' shareholders will receive BB&T common stock with an indicated market value of $40.53 per share for each First Citizens' share, which translates to a total indicated market value applicable to the transaction of $125.9 million.

         First Citizens, with $421 million in assets, operates 13 banking offices and one mortgage loan office in south metro Atlanta.

         First Citizens operates through its three subsidiaries: First Citizens Bank, Newnan, First Citizens Bank of Fayette County and First Citizens Bank of Clayton County. The corporation also owns mortgage banking and real estate development subsidiaries. Its market area includes Coweta, Fayette, Henry, Clayton and Troup counties.

         The merger, which is subject to the approval of the First Citizens shareholders and banking regulators, is expected to be completed in the third quarter of 1999.


Item 7. Exhibits

99.1     Analyst Presentation Materials



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                BB&T CORPORATION
                                                  (Registrant)

                                    By:       /S/ SHERRY A. KELLETT
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                                                  Sherry A. Kellett
                                  SENIOR EXECUTIVE VICE PRESIDENT AND CONTROLLER
                                           (PRINCIPAL ACCOUNTING OFFICER)

Date:  January 27, 1999.